SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                _________________________________

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):
                           March 17, 1998

                     NATIONSBANK CORPORATION
     (Exact name of registrant as specified in its charter)

                          North Carolina
                    (State of Incorporation)

                             1-6523
                    (Commission File Number)

                           56-0906609
                (IRS Employer Identification No.)

                  NationsBank Corporate Center
                    Charlotte, North Carolina
           (Address of principal executive offices)

                              28255
                           (Zip Code)

                         (704) 386-5000
       Registrant's telephone number, including area code)


ITEM 5.  OTHER EVENTS.

     By action dated March 4, 1998, a Committee previously appointed by the Board of Directors of the Registrant approved the public offering of an aggregate principal amount of (i) $600,000,000 of the Registrant's 5 3/4% Senior Notes, due 2001 (the "5 3/4% Senior Notes"), and (ii) $400,000,000 of the Registrant's 6.80% Subordinated Notes, due 2028 (the "6.80% Subordinated Notes", and together with the the 5 3/4% Senior Notes, the "Notes") to various underwriters (the "Underwriters") and otherwise established the terms and conditions of the Notes and the sale thereof. The resolutions of the Committee are included as Exhibits 99.1 and 99.2 hereto.

     On March 17, 1998, the Registrant entered into separate underwriting agreements with the various Underwriters (the
"Underwriting Agreements") for each series of the Notes. The terms of the offering and the Notes are described in the Registrant's Prospectus dated December 19, 1996 constituting a part of the Registration Statements (hereinafter described), as supplemented by a final Prospectus Supplement dated March 17, 1998 for each separate series of Notes. The Underwriting Agreements are included as Exhibits 1.1 and 1.2 hereto.

     The Notes were issued pursuant to the Registrant's Registration Statement on Form S-3, Registration No. 333-13811, as amended ("Registration No. 333-13811"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"). Registration
No. 333-13811 registered up to $3,000,000,000 aggregate initial offering price of the Registrant's unsecured debt securities (either senior or subordinated) and shares of its preferred stock, including depositary shares, and common stock (collectively, "Securities").
After the closing of the sale of the Notes, expected to occur on March 23, 1998, Securities having an aggregate initial offering price of $1,650,000,000 will remain unsold under Registration No. 333-13811.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.

           The following exhibits are filed herewith:

           EXHIBIT NO.        DESCRIPTION OF EXHIBIT

               1.1       Underwriting Agreement dated
                         March 17, 1998 with respect to the
                         offering of the 5 3/4% Senior Notes

               1.2       Underwriting Agreement dated
                         March 17, 1998 with respect to the
                         offering of the 6.80% Subordinated
                         Notes

               4.1       Form of 5 3/4% Senior Note

               4.2       Form of 6.80% Subordinated Note

               5.1       Form of Opinion of Smith Helms Mulliss
                         & Moore, L.L.P.,  regarding legality
                         of the 5 3/4% Senior Notes.

               5.2       Form of Opinion of Smith Helms Mulliss
                         & Moore, L.L.P., regarding legality
                         of the 6.80% Subordinated Notes.

               99.1      Resolutions dated March 4, 1998
                         of a Committee appointed by the Board of Directors with respect to the terms of the offering of the 5 3/4% Senior Notes

               99.2      Resolutions dated March 4, 1998
                         of a Committee appointed by the Board of Directors with respect to the terms of the offering of the 6.80% Subordinated
                         Notes

               99.3      News Release disseminated on
                         March 17, 1998 regarding
                         the sale of the Notes




                            SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NATIONSBANK CORPORATION



                                   By:  /s/ CHARLES M. BERGER
                                       Charles M. Berger
                                       Associate General Counsel

Dated: March 23, 1998